UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 3, 2007
Famous Dave’s of America, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-21625 (Commission File Number)	41-1782300 (IRS Employer Identification No.)

	(Address of principal executive offices)	(Zip Code)

	12701 Whitewater Drive, Suite 200, Minnetonka, MN	55343
	(952) 294-1300
	(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 3, 2007, Famous Dave’s of America, Inc. (the “Company”) announced its appointment of Christopher O’Donnell as the Company’s Chief Operating Officer, effective immediately. In his new role, Mr. O’Donnell has overall responsibility for Company operations, franchise operations and franchise relationships. Mr. O’Donnell, age 46, joined the Company in January 1998. Since January 2006, and immediately prior to assuming his new responsibilities, Mr. O’Donnell held the position of Executive Vice President of Operations with the Company. From June 2002 to January 2006, Mr. O’Donnell served as Senior Vice President of Operations, and from February 1998 to June 2002, he served as the Company’s Vice President of Human Resources. In these capacities he has had responsibility for human resources, training and research and development.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Famous Dave’s of America, Inc.
Date: January 3, 2007	By:	/s/ Diana G. Purcel
		Name:	Diana G. Purcel
		Title:	Chief Financial Officer and Secretary